CAVALIER HOMES, INC.

                      1993 AMENDED AND RESTATED NONEMPLOYEE
                           DIRECTORS STOCK OPTION PLAN
                     (As Amended Through February 27, 1996)


SECTION 1.1  DEFINITIONS

As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         (a) 1934 ACT means the Securities Exchange Act of 1934, as amended.

         (b) ADMINISTRATOR means the person or persons designated to administer this Plan under Section 4.1 below.

         (c) CHANGE IN CONTROL means the occurrence of any of the following:

                  (1) when any "person," as such term is used in Section 13(d) or 14(d) of the 1934 Act (other than the Company or any subsidiary or any employee benefit plan of the Company or any subsidiary (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's outstanding securities;

                  (2) any transaction or event relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act;

                  (3) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board cease, for any reason, to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each director first elected during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors of the Company at the beginning of any such period; or

                  (4) any transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or any subsidiary through purchase of assets, or by merger, or otherwise.


         (d) COMPANY means Cavalier Homes, Inc, a Delaware corporation.

         (e) FAIR MARKET VALUE means, with respect to Stock as of any date, the closing sales price of a share of Stock on such date as reported by (1) any national securities exchange on which the Stock is actively traded or (2) the Nasdaq Stock Market or, if no Stock is traded on such exchange or system on such date, then on the next preceding date on which any Stock was traded on such exchange or system.

         (f) STOCK with respect to each share to which that term refers, shall mean one (1) share of Common Stock, par value $0.10 per share, of the Company now authorized; any other shares of the Stock of the Company hereafter authorized; and securities of the Company which, under any conditions, will be converted into or exchanged for any such Stock.

         (g) OPTION shall mean an option to purchase Stock granted pursuant to the provision of Article 6 hereof.

         (h) OPTIONEE shall mean a nonemployee director of the Company to whom an Option has been granted hereunder.

(i) PLAN shall mean the Cavalier Homes, Inc. 1993 Amended and Restated Nonemployee Directors Stock Option Plan, the terms of which am set forth herein.

         (j) STOCK OPTION AGREEMENT shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.

                              ARTICLE 2 - THE PLAN

2.1 NAME. This Plan shall be known as the "Cavalier Homes, Inc. 1993 Amended and Restated Nonemployee Directors Stock Option Plan."

2.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to directors of the Company who are not also employees of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant to such directors of Options under the terms set forth herein. The purpose of the Plan is also to provide compensation to directors of the Company who are not also employees of the Company for past services rendered to the Company. By thus compensating such directors and encouraging such directors to become owners of Stock of the Company, the Company seeks to attract, retain, compensate and motivate those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends.

2.3 EFFECTIVE DATE. The Plan shall be deemed adopted and shall become effective as of the date of its approval by the Board, subject to its subsequent approval within twelve (12) months from the date of such action by the Board by the affirmative vote of a majority of the outstanding shares of Stock of the Company present in person or by proxy and entitled to vote thereon, voting in accordance with the Certificate of incorporation of the Company and the General Corporation Law of the State of Delaware, at an annual or special meeting of the stockholders of the Company. The Plan shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 8 hereof, until all Stock subject to it shall have been purchased or acquired according to the provisions hereof. Any Option granted prior to stockholder approval of the Plan as herein provided shall be subject to such approval and shall have no legal effect and shall convey no rights to the holder thereof in the event said stockholder approval of the Plan is not obtained.


                            ARTICLE 3 - PARTICIPANTS

3.1 ELIGIBILITY. Except as otherwise provided herein, any director of the Company who is not also an employee of the Company shall be eligible to participate in the Plan.


                           ARTICLE 4 - ADMINISTRATION

4.1 DUTIES AND POWERS OF ADMINISTRATOR. The Plan shall be administered by the Administrator. Subject to the express provisions of the Plan, the Administrator shall be responsible for the general administration of the Plan and shall also have the authority to interpret the Plan, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.

4.2 MAJORITY RULE. The Administrator initially shall be the Chairman of the Board of the Company, who shall serve at the pleasure of the Board. In the event that the Board hereafter appoints more than one person to serve as the Administrator, a majority of the members of such persons shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of such persons shall constitute the action of the Administrator. In the event only two persons are serving in the capacity of the Administrator, the concerted action of both such persons shall constitute the action of the Administrator.

4.3 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Administrator on all matters relating to eligible directors, their death, retirement, disability or other termination of directorship, and such other pertinent facts as the Administrator may require. The Company shall furnish the Administrator with such clerical and other assistance as is necessary in the performance of his or its duties.

                   ARTICLE 5 - SHARES OF STOCK SUBJECT TO PLAN

5.1 LIMITATIONS. The number of shares of Stock which may be issued and sold hereunder shall not exceed 500,000 shares of Stock, subject to adjustment pursuant to the provisions of Section 5.3 hereof. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company, and such amount of shares shall be and is hereby reserved for issuance pursuant to this Plan. The Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan.

5.2 OPTIONS GRANTED UNDER PLAN. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate, or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.

5.3 ANTIDILUTION.

         In the event that the outstanding shares of Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company after May 15, 1996 by reason of reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend, then, subject to Section 6.1 hereof:

         (a) the aggregate number of shares of Stock which may be issued and sold hereunder, as set forth in Section 5.1 hereof, shall be adjusted appropriately;

         (b) the  aggregate  number of shares of Stock  subject to Options which
may  be  granted  pursuant  to  Section   6.1(b)(i)  hereof  shall  be  adjusted
appropriately; and

         (c) rights under Options which have been granted and are outstanding hereunder, both as to the number of subject shares and their option price, shall be adjusted appropriately.

         Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governmental agencies or national securities exchanges, any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Administrator, and any such adjustment shall provide for the elimination of fractional share interests.

                               ARTICLE 6 - OPTIONS

6.1 OPTION GRANT AND AGREEMENT.

         Directors of the Company who are not employees of the Company shall be entitled to receive Options under this Plan only at the times set forth in this
Section 6.1. Each Option granted hereunder shall be evidenced by a Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Administrator consistent with the Plan.

         (a) Initial Grants to New Directors. Each person who is not an employee of the Company and is first elected to the serve as a director of the Company after February 27, 1996 and while this Plan remains in effect shall be granted an Option to purchase 20,000 shares of Stock effective as of the date of such first election. The number of shares subject to such initial grant shall not be adjusted prior to such grant pursuant to Section 5.3 hereof, notwithstanding any adjustment pursuant to Section 5.3 hereof in the number of shares which can be purchased on exercise of such Option.

         (b) Annual Grants. Subject to Paragraph (c) hereof, on January 15, 1997, (i) each director of the Company who is not then an employee of the Company but who was serving as a director of the Company on February 27, 1996 shall be granted an Option to purchase 11,718 shares of Stock and (ii) any other person who is not then an employee of the Company and who is first elected to serve as a director of the Company after February 27, 1996 shall be granted an Option to purchase 5,000 shares of Stock. On January 15, 1998 and on each January 15 thereafter, each director who is not an employee of the Company on such date and who has served as a director of the Company during the calendar year immediately preceding such date shall be granted, effective as of such date, an Option to purchase 5,000 shares of Stock. The number of shares subject to annual grants described in clause (ii) above shall not be adjusted prior to such grants pursuant to Section 5.3 hereof, notwithstanding any adjustment pursuant to Section 5.3 hereof in the number of shares which can be purchased on exercise of such Options.

         (c) Limitation. Notwithstanding any other provision of this Plan, no director shall be granted Options to purchase more than an aggregate of 125,000 shares of Stock under the Plan. The number of shares subject to such aggregate limitation on grants shall not be adjusted pursuant to Section 5.3 hereof.

         (d) Proration. If at the time of any grant pursuant to paragraph (a) or
(b) of this Section 6.1 the remaining number of shares of Stock available for grants under the Plan is less than the number of shares necessary to make grants of Options to eligible directors pursuant to said paragraphs (a) or (b), then each eligible director shall receive a pro rata grant of the remaining shares that are available for grant under the Plan.

6.2 OPTION PRICE. The per share price of the Stock subject to each Option granted under the Plan shall be the Fair Market Value of a share of Stock of the Company on the date of grant.

6.3 OPTION PERIOD. The period for the exercise of each Option shall be between six months after the date of grant and ten years from the date of grant, unless it should become exercisable earlier upon a Change in Control. For purposes of grants of Options made under this Plan prior to the date of stockholder approval of the Plan the six-month period shall be deemed to commence as of the date of stockholder approval.

6.4 OPTION EXERCISE.

         (a) Options may be exercised with respect to whole shares only, for such shares of Stock and within the period permitted by the exercise thereof under the terms of the Plan, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office in the State of Alabama, and payment in full to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised.

         (b) No Option granted hereunder shall be exercisable unless at all times during the period beginning on the date of the granting of such Option and ending on the day which is twelve months before the date of exercise, the Optionee was a director of the Company, or of a corporation (or parent or subsidiary of such corporation) issuing or assuming such Option in accordance with the terms of this Plan.

6.5 NONTRANSFERABILITY OF OPTION. No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act, as amended ("ERISA"), or the rules thereunder.

6.6 EFFECT OF DISABILITY, DEATH OR OTHER TERMINATION OF DIRECTORSHIP.
         (a) In the event that the directorship of an Optionee to whom an Option shall have been granted shall be terminated for any reason other than for cause (as defined below), including, without limitation, the failure of such director to be re-elected as a director of the Company by the stockholders of the Company, such Option may be exercised at any time prior to the expiration date of the Option or within twelve months after the date of such termination, whichever is earlier, but only to the extent such Optionee had the right to exercise such Option at the date of such termination.

         (b) If the directorship of an Optionee to whom an Option shall have been granted is terminated for cause, as defined below, such Option shall terminate immediately upon such termination. For purposes of this Section 6.6, the term "for cause" shall be defined as a good faith express determination by the Board that the Optionee has been guilty of willful misconduct or dishonesty, or a good faith express determination by the Board that the Optionee has been derelict in has breached or has grossly neglected the Optionee's duty to the Company.

         (c) If an Optionee to whom an Option shall have been granted shall die or become totally and permanently disabled while he is a director of the Company or within twelve months after the termination of continuously being a director of the Company and the Optionee has not otherwise been terminated for cause, such Option may be exercised (to the extent that the Optionee would otherwise have been entitled to do so at the date of his death or total and permanent disability) by such Optionee, his personal representative, the executor or administrator of the estate of the Optionee, or the person or persons to whom an Option granted hereunder shall have been validly transferred pursuant to a will or the laws of descent and distribution.

         (d) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Administrator may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

6.7 RIGHTS AS STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.


                         ARTICLE 7 - STOCK CERTIFICATES

7.1 STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of an Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

         (a) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall in his or its sole discretion deem necessary or advisable;

         (b) the obtaining of any approval or other clearance from any federal or state governmental agency which the Administrator shall in his or its sole discretion determine to be necessary or advisable;

         (c) the lapse of such reasonable period of time following the exercise of the Option as the Administrator from time to time may establish for reasons of administrative convenience;

         (d) the compliance with any and all applicable federal, state or local laws; and

         (e) such other terms and conditions as may be set forth in the Plan.


        ARTICLE 8 - TERMINATION, AMENDMENT, AND MODIFICATION OF THE PLAN

8.1 TERMINATION, AMENDMENT, AND MODIFICATION OF THE PLAN. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the stockholders of the Company may

         (a)  materially   increase the total number of shares of Stock  subject
to the Plan except as  contemplated in Section 5.3 hereof;

         (b) materially increase the benefits accruing to participants under the Plan; or

         (c) materially modify the requirements as to eligibility for participation in the Plan; and provided, further, that no termination, amendment, or modification of the Plan shall in any manner affect any Stock Option Agreement theretofore granted pursuant to the Plan without the consent of the Optionee or transferee of the Option. Except as may be necessary to comport with changes in the Code, ERISA, or the rules thereunder, this Plan may not be amended more than once every six months.


                            ARTICLE 9 - MISCELLANEOUS

9.1 CONTINUATION AS A DIRECTOR. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any participant the right to continue as a director of the Company or any of its subsidiaries.

9.2 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees or directors of the Company or any of its subsidiaries.

9.3 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

9.4 SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

9.5 HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and references; they constitute no part of the Plan.

9.6 INVESTMENT REPRESENTATION. Each Stock Option Agreement shall contain an agreement that, upon demand by the Administrator for such a representation, the Optionee shall deliver to the Administrator at the time of any exercise of an Option a written representation that the shares of Stock to be acquired upon such exercise are to be acquired for investment purposes only and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option and prior to the expiration of the Option period shall be a condition precedent to the right of the Optionee or such other persons to purchase such shares.

9.7 COMPLIANCE WITH SECTION 16. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable provisions of Section 16 Act and the rules thereunder (including, without limitation, Rule 16b-3) or their successors thereunder. To the extent any provision of the Plan or any Stock Option Agreement or any action by the Administrator falls to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator, and it shall be restructured to the extent deemed advisable by the Administrator so to comply.

9.8 COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body or national securities exchange which the Company shall in its sole discretion, determine to be necessary or advisable.

9.9 WITHHOLDING BY THE COMPANY. A Stock Option Agreement executed pursuant to this Plan may contain a provision to the effect that the Optionee will consent to any withholding and other actions that the Company deems reasonably necessary to enable the Company to obtain the benefit of an income tax deduction under the Code, and any related state or local income tax laws, in the amount of the difference between the Option exercise price of the Stock and its Fair Market Value on the date of exercise or the lapse of a restriction, as applicable.